Exhibit 99.1

                                THIRD AMENDMENT TO

                            LOAN AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Third Amendment") is entered into this 22nd day of March, 2005, between Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, UTA dated December 20, 1993 ("Lender") as secured party, and Alanco Technologies, Inc. ("ATI"), an Arizona corporation ("Borrower 1"); Arraid, Inc. ("Al"), an Arizona corporation ("Borrower 2"); Excel/Meridian Data, Inc. ("EMD"), an Arizona corporation ("Borrower 3"); Technology Systems International, Inc. ("TSI"), an Arizona corporation (formerly, TSI Acquisition Corporation, ("Borrower 6"); and Fry Guy, Inc., a Nevada corporation ("Borrower 7"). Borrower 1, Borrower 2, Borrower 3, Borrower 6, and Borrower 7, jointly and severally, individually and collectively, the "Borrower". (Borrowers 5 and 6 were corporate subsidiaries of ATI that are no longer in operation.)

RECITALS:

         The parties entered into that Loan and Security Agreement, dated June 19, 2002, pursuant to which Lender agreed to provide certain funds to Borrower upon the terms and conditions set forth therein (the "Agreement"). The parties amended the Agreement pursuant to the Amendment to Loan ad Security Agreement, dated April 15, 2003 (the "First Amendment") and the Second Amendment to Loan and Security Agreement, dated November 1, 2003 (the "Second Amendment"), and now wish to modify the Agreement, as preciously amended in certain respects as set forth herein.


         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Definitions. The subparagraphs of Section 1 of the Agreement corresponding to the subparagraph numbers set forth below shall be amended by substituting the definitions set forth below for the corresponding terms identified:

         1.9 "Credit Limit" shall mean One Million Three Hundred Thousand Dollars ($1,300,000.00).

         1.19 "Maturity Date" shall mean July 1, 2007.

2. Section 3.1 of the Agreement shall be amended to read as follows:

         3.1 This Agreement shall remain in full force and effect until July 1, 2007 (the "Maturity Date").

3. Section 6A (added by the First Amendment) shall be amended to read as follows:

         6A. COVENANTS OF BORROWER

         Borrower agrees that so long as it is indebted to Lender under this Agreement in an amount equal to or greater than $750,000, upon written notice from Lender to Borrower prior to the start of any calender quarter, revenues reported from the business operations of TSI shall equal or exceed $3,500,000 per calender quarter, commencing with the quarter following such written notice.

Any failure to meet the requirements of Section 6A as it previously existed are hereby waived.

4. The Borrowing Base Certificate and Compliance Certificate requird by Section 6.16(c) of the Agreement shall only be required when the indebtedness outstanding to Lender under this Agreement equals or exceeds $750,000, and then only following the written request of Lender to Borrower. Any previous failure to meet the requirements of Section 6.16(c) are hereby waived.

5. No further conversion rights under Section 6B of the Agreement remain. The minimum amount to be drawn under the Loan shall remain $500,000 in accordance with Section 2.1 of the Agreement.

6. In consideration of Lender agreeing to the modifications to the Agreement set forth herein, ATI shall grant to Lender a Warrant to purchase up to 75,000 shares of ATI's Class A Common Stock at a purchase price of $0.90 per share for a five (5) year period following the date hereof. Such rights shall be memorialized in a Warrant Agreement to be executed and delivered to Lender upon the execution hereof in the form attached hereto as Exhibit "A".

7. Borrower agrees that (a) except as expressly provided herein to the contrary, this Third Amendment shall not modify the Agreement as previously amended, (b) all of the collateral described in the Agreement shall remain in all respects subject to the lien or charge of the security interest set forth in the Agreement, and (c) nothing contained herein and nothing done pursuant hereto, shall effect or be construed as affecting the lien or charge of said security interest, or the priority thereof over other liens or charges, or as releasing or affecting the liability of any party or parties who may now or hereafter be liable under or on account of the Agreement. The provisions of this Third Amendment are modifications only and except as provided herein all of the terms and conditions of the Agreement as previously amended remain in full force and effect and the parties hereto ratify and confirm the security, priority and enforceability of the Agreement, as expressly modified by this Third Amendment.

8. This Third Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties. This Third Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date first above written.

BORROWERS:

"Borrower l":
Alanco Technologies, Inc., an Arizona Corporation

By: /s/ John A. Carlson
    ------------------------------------
    John A. Carlson, Chief Financial Officer


"Borrower 2":
Arraid, Inc., an Arizona corporation

By: /s/ John A. Carlson
    ------------------------------------
    John A. Carlson, Chief Financial Officer


"Borrower 3":
Excel/Meridian Data, an Arizona corporation

By: /s/ John A. Carlson
    ------------------------------------
    John A. Carlson, Chief Financial Officer

"Borrower 6":
Technology Systems International, Inc., an Arizona corporation
(formerly, TSI Acquisition Corporation)

By: /s/ John A. Carlson
    ------------------------------------
    John A. Carlson, Chief Financial Officer

"Borrower 7":
Fry Guy, Inc., a Nevada corporation

By: /s/ John A. Carlson
    ------------------------------------
    John A. Carlson, Chief Financial Officer

Borrower Address for Notices:

    15575 North 83rd Way, Suite 3,  Scottsdale, Arizona. 85260

LENDER:

/s/ Donald E. Anderson
---------------------------------------
DONALD E. ANDERSON

/s/ Rebecca E. Anderson
---------------------------------------
REBECCA E. ANDERSON

Trustees of the Anderson Family Trust, UTA dated December 20, 1993

Lender Address for Notices:
    11804 N. Sundown Drive, Scottsdale, Arizona 85260

                                EXHIBIT "A"

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS
(i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. SUBSCRIBERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.


Warrant to Purchase
75,000 shares

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                            ALANCO TECHNOLOGIES, INC.

         THIS CERTIFIES that DONALD E. ANDERSON AND REBECCA E. ANDERSON, TRUSTEES OF THE ANDERSON FAMILY TRUST, UTA DATED DECEMBER 20, 1993 or any subsequent holder hereof in accordance with Section 9 ("Holder"), has the right to purchase from ALANCO TECHNOLOGIES, INC., an Arizona corporation (the "Company"), up to 75,000 fully paid and nonassessable shares of the Company's Class A common stock ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., Phoenix, Arizona time, on March 22,2010 (the "Exercise Period").

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Alanco Technologies, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1. Date of Issuance.

                  This Warrant shall be deemed to be issued on March 22, 2005 ("Date of Issuance").

         2. Exercise.

                  (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company or at such other office or agency as the Company may designate in writing, (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

                  (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date on which this Warrant is received by the Company, together with the full Exercise Price, in accordance with Section 2(a) above.

                  (c) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practicable after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

                  (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

         3. Payment of Warrant Exercise Price.

                  The Exercise Price shall equal $0.90 per share of Common Stock ("Exercise Price"), subject to adjustment in accordance with Section 5 hereof. Payment of the Exercise Price shall be made by cash, cashiers check or wire transfer.

         4. Transfer.

                  Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

         5. Adjustments to Exercise Price.

                  (a) Adjustment to Exercise Price Due to Stock Split, Stock Dividend, Etc. If, prior to the exercise in full of this Warrant the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Exercise Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Exercise Price shall be proportionately increased.

                  (b) Adjustment Due to Merger, Consolidation, Etc. If, prior to the exercise in full of this Warrant, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, then the Holders of this Warrant shall thereafter have the right to receive upon exercise of this Warrant, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon exercise, such stock, securities or other assets which the Holder would have been entitled to receive in such transaction had the Warrant been exercised immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

                  (c) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder.

                  (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with these terms and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

                  (e) Notices of Record Date. In the event of (i) any taking by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, and any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least 10 days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         6. Fractional Interests.

                  No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares issuable upon shall be the next higher number of shares.

         7. Reservation of Shares.

                  The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

         8. Restrictions on Transfer.

                  (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act and from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

                  (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to the Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days and shall deliver to the assignee(s) designated by Holder, a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

         9. Benefit of this Warrant.

                  Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant, and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

         10. Applicable Law.

                  This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to the conflict of law provisions thereof.

         11. Loss of Warrant.

                  Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         12. Notices or Demands.

                  All notices or other communications required or permitted pursuant to this Warrant shall be in writing and shall be deemed given to a party when (a) delivered by hand or by nationally recognized overnight courier service (costs prepaid); or (b) received or rejected by the addressee, if sent by certified mail, return receipt requested. Such notice or other communication shall be sent to the Company, Attention: Chief Financial Officer, 11575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260 or to the Holder at the address set forth in the Company's records (or to such other address as either party may designate by notice to the other party).

         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 31st day of March 22, 2005.


                                        ALANCO TECHNOLOGIES, INC.


                                        By:  /s/ Robert R. Kauffman
                                             ----------------------------------
                                             Robert R. Kauffman, CEO

                                    EXHIBIT A

                                  EXERCISE FORM

         The undersigned hereby irrevocably exercises the right to purchase ----------- shares of common stock, no par value (the "Common Stock") of

Alanco Technologies, Inc., an Arizona corporation (the "Company"), evidenced by the attached warrant (the "Warrant") and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:
      --------------



                                    Signature
                                             ----------------------------------


                                    Print Name
                                             ----------------------------------

                                    Address
                                             ----------------------------------

NOTICE: The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                               FORM OF ASSIGNMENT


FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase ------------- shares of the Common Stock of Alanco Technologies, Inc., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ------------------ as attorney-in-fact to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.



Dated:
      --------------                Signature
                                             ----------------------------------


Fill in for new registration of Warrant:



                  Name
                      ----------------------------------



                  Address
                          ------------------------------



Please print name and address of assignee (including zip code) above.


NOTICE: The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.